UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2010

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  570.346.7667

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 10, 2010, William P. Conaboy resigned from the Board of Directors of First National Community Bancorp, Inc. (the “Company”) and its wholly owned subsidiary First National Community Bank (the “Bank”), effective immediately. Mr. Conaboy advised the Company that he was resigning due to the ever increasing demands of his position as President/CEO of Allied Services. Allied Services’ nearly 3,000 employees provide a wide range of post-acute health care services in Northeastern and Central Pennsylvania.  Mr. Conaboy, who has served as a director of the Company and Bank since 1998, was elected Chief Executive Officer of Allied Services in December 2009.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

99.1         Press Release dated November 16, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.

By:	/s/ Gerard A. Champi
Gerard A. Champi, Interim President and
Chief Executive Officer

Dated: November 16, 2010